UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6692

Name of Fund: MuniYield California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
        California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
April 30, 2003

MuniYield
California
Insured
Fund, Inc.

www.mlim.ml.com

                    MUNIYIELD CALIFORNIA INSURED FUND, INC.

The Benefits and
Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                         MuniYield California Insured Fund, Inc., April 30, 2003

DEAR SHAREHOLDER

For the six months ended April 30, 2003, the Common Stock of MuniYield California Insured Fund, Inc. had a net annualized yield of 5.62%, based on a period-end per share net asset value of $15.51 and $.432 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.83%, based on a change in per share net asset value from $15.26 to $15.51, and assuming reinvestment of $.429 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction Market Preferred Stock had an average yield of .84% for Series A, .94% for Series B, ..94% for Series C, 1.15% for Series D and .88% for Series E.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.


                                     2 & 3

                         MuniYield California Insured Fund, Inc., April 30, 2003

Specific to California, the state's financial condition has continued to deteriorate over the past six months. A weakened national economy and its effect on the once powerful technology sector led to a significant decline in income tax revenues, resulting in a large state budget deficit. Prior to the state's January budget revision, there was an approximate $35 billion budget shortfall projected during the following 18-month period. One of the efforts to close the gap was the issuance of tobacco revenue-backed securities. California executed the largest single sale of municipal bonds backed by revenues from the Master Settlement Agreement with the four largest tobacco producers. California intended to come to market with another transaction, effectively attempting to monetize this future revenue stream, but a weakened demand for these securities drove up borrowing costs. This second transaction, which would total nearly $3 billion, has been postponed indefinitely. The state has approached cutting spending, a more politically difficult decision, and the proposed sale of nearly $3 billion of pension bonds. The governor's office is also working with investment bankers and caucus leaders as lawmakers consider up to $10 billion in deficit financing to address the shortfall. However, details will remain unclear until the state's May budget revision. The major rating services currently have California general obligation debt rated in the low single-A range.

Portfolio Strategy

The Fund employs leverage to attempt to provide a higher current return of tax-exempt income to shareholders. Throughout the six months ended April 30, 2003, we maintained a fully invested position, with cash equivalent reserves averaging less than 5% of total assets. Cash reserves were limited because of the tight technical position of the California short-term marketplace. Yields on California municipal cash equivalents consistently averaged close to 1% throughout most of the period and are currently below 1% for insured issues. Our strategy was aimed at creating a more defensive market structure within a leveraged portfolio, which maintains both a fully invested posture and contains a position of inverse floaters representing 11% of assets. We have raised the Fund's overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. More recently, we have been purchasing securities in the two-year and three-year maturity range. These purchases serve the purpose of maintaining a high level of AAA-insured paper in the portfolio, while providing a better current yield than the sub-1% rates on traditional cash reserve instruments such as weekly or daily floaters. We have employed hedging positions utilizing financial futures to protect the Fund's net asset value. The Fund's net asset value recently exceeded $15.50, well above the original issue level of $15.00. Going forward, our strategy will be focused on protecting this price level, since historically we have witnessed a reluctance of municipal prices to move higher once the market has achieved these levels. As market yields decline through 5%, retail investor demand for California insured issues has historically declined. The market has far exceeded these levels, and it is our aim to reduce price volatility in the Fund from this point forward. Steps taken to date include raising the average level of couponing of the Fund's holdings and concentrating assets in parts of the yield curve that we believe offer the best value for interest rate risk taken. On a relative basis, the Fund is positioned to perform well should interest rates, at some point, head higher. On an absolute basis, we believe we should seek to protect the Fund from future price erosion that would arise should a less favorable economic environment for the interest rate markets present itself.

The action taken by the Federal Reserve Board in lowering interest rates, combined with tight market technicals, resulted in a material decrease in the Fund's borrowing cost. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. These declines led to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholder. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

May 30, 2003

PROXY RESULTS

During the six-month period ended April 30, 2003, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted    Shares Withheld
                                                                                               For          From Voting
-------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                         Terry K. Glenn                   32,896,780         721,112
                                                          James H. Bodurtha                32,895,870         722,022
                                                          Joe Grills                       32,888,449         729,443
                                                          Roberta Cooper Ramo              32,898,432         719,460
                                                          Robert S. Salomon, Jr.           32,886,749         731,143
                                                          Stephen B. Swensrud              32,880,491         737,401
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2003, MuniYield California Insured Fund, Inc.'s Preferred Stock shareholders (Series A, B, C, D & E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Shares Voted   Shares Withheld
                                                                                                 For         From Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha, Joe Grills,
   Herbert I. London, Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                      8,718             233
--------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                         MuniYield California Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
California--132.3%       AAA     Aaa    $ 7,000     ABAG Finance Authority for Nonprofit Corporations, California, COP
                                                    (Children's Hospital Medical Center), 6% due 12/01/2029 (a)              $ 8,080
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,985     Arcadia, California, Unified School District, GO, Series B, 6.50%
                                                    due 7/01/2015 (c)                                                          2,214
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,675     Bakersfield, California, COP, Refunding (Convention Center Expansion
                                                    Project), 5.80% due 4/01/2017 (i)                                          4,145
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Bay Area Government Association, California, Revenue Refunding Bonds
                                                    (California Redevelopment Agency Pool), Series A, 6% due
                                                    12/15/2024 (g)                                                             2,172
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Beverly Hills, California, Public Financing Authority, Lease Revenue
                                                    Refunding Bonds, INFLOS, 9.792% due 6/01/2003 (i)(j)(k)                    2,096
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,990     Brentwood, California, Infrastructure Refinancing Authority,
                                                    Infrastructure Revenue Refunding Bonds, Series A, 5.20% due
                                                    9/02/2029 (g)                                                              4,169
                       -------------------------------------------------------------------------------------------------------------
                                                    California Community College Financing Authority, Lease Revenue
                                                    Bonds, Series A (i):
                         AAA     Aaa      3,215       5.95% due 12/01/2022                                                     3,699
                         AAA     Aaa      1,100       6% due 12/01/2029                                                        1,270
                       -------------------------------------------------------------------------------------------------------------
                                                    California Educational Facilities Authority Revenue Bonds, Series A:
                         AAA     NR*     28,000       (Pepperdine University), 5.50% due 8/01/2032 (i)                        30,502
                         NR*     A2       5,000       (University of San Diego), 5.50% due 10/01/2032                          5,313
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*     24,170     California Educational Facilities Authority, Student Loan Revenue
                                                    Bonds (CalEdge Loan Program), AMT, 5.55% due 4/01/2028 (a)                25,173
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa         40     California HFA, Home Mortgage Revenue Bonds, AMT, Series E, 6.15%
                                                    due 8/01/2025 (i)                                                             40
                       -------------------------------------------------------------------------------------------------------------
                                                    California HFA, Home Mortgage Revenue Bonds, VRDN (l):
                         A1+     VMIG1+  10,300       AMT, Series B, 1.35% due 8/01/2033 (g)                                  10,300
                         A1+     VMIG1+   3,100       AMT, Series R, 1.45% due 8/01/2023 (a)                                   3,100
                         A1      VMIG1+   2,000       Series F, 1.30% due 2/01/2033 (g)                                        2,000
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,420     California HFA, Revenue Bonds, RIB, AMT, Series 150, 9.921% due
                                                    2/01/2029 (i)(k)                                                           2,615
                       -------------------------------------------------------------------------------------------------------------
                                                   California Health Facilities Authority, Revenue Refunding Bonds
                                                   (Adventist Hospital), VRDN (i)(l):
                         A1+     VMIG1+   2,100       Series A, 1.30% due 9/01/2028                                            2,100
                         A1+     VMIG1+   1,500       Series B, 1.30% due 9/01/2028                                            1,500
                         A1+     VMIG1+   1,200       Series C, 1.30% due 9/01/2015                                            1,200
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,750     California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                    Permanente), Series A, 5.50% due 6/01/2022 (g)                             2,936
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa        780     California Pollution Control Financing Authority, PCR, Refunding
                                                    (Southern California Edison Company), Series A, 5.45% due
                                                    9/01/2029 (i)                                                                819
                       -------------------------------------------------------------------------------------------------------------
                         BBB     Baa3    21,000     California Pollution Control Financing Authority, Solid Waste
                                                    Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                                    AMT, Series C, 5.25% due 6/01/2023                                        21,560
                       -------------------------------------------------------------------------------------------------------------
                                                    California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                    Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                         AAA     NR*      4,850       Series A, 6.35% due 12/01/2029 (e)(f)                                    5,585
                         NR*     Aaa      1,070       Series A-1, 6.90% due 12/01/2024 (e)(h)                                  1,198
                         AAA     NR*      2,605       Series B, 6.25% due 12/01/2031 (f)                                       2,837
                       -------------------------------------------------------------------------------------------------------------
                                                    California State Department of Veteran Affairs, Home Purpose Revenue
                                                    Refunding Bonds:
                         AAA     Aaa     12,680       Series A, 5.35% due 12/01/2027 (a)                                      13,255
                         AA-     Aa2      7,500       Series C, 6.15% due 12/01/2027                                           7,792
                       -------------------------------------------------------------------------------------------------------------
                                                    California State, Department of Water Resources, Power Supply
                                                    Revenue Bonds, Series A:
                         BBB+    A3       7,500       5.75% due 5/01/2017                                                      8,338
                         AAA     Aaa      7,000       5.375% due 5/01/2018 (a)                                                 7,731
                       -------------------------------------------------------------------------------------------------------------
                                                    California State, GO:
                         AAA     Aaa        860       6.25% due 10/01/2019 (i)                                                   885
                         A       A2       2,500       5.25% due 4/01/2032                                                      2,538
                       -------------------------------------------------------------------------------------------------------------
                                                    California State, GO, Refunding:
                         A       A2       6,000       5% due 2/01/2023                                                         6,050
                         A       A2       5,600       5.25% due 2/01/2029                                                      5,690
                         AAA     NR*     11,090       DRIVERS, AMT, Series 239, 9.77% due 12/01/2032 (a)(k)                   12,790
                       -------------------------------------------------------------------------------------------------------------
                                                    California State Public Works Board, Lease Revenue Bonds:
                         AAA     Aaa      4,530       (Department of Corrections--Tentative Administration), Series A,
                                                      5.25% due 3/01/2020 (a)                                                  4,864
                         A-      A3       3,415       (Department of Mental Health--Patton), Series B, 5.25% due
                                                      4/01/2023                                                                3,478
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,675     California State Public Works Board, Lease Revenue Refunding Bonds
                                                    (Department of Corrections), Series B, 5.625% due 11/01/2016 (i)          18,875
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,375     California State University and Colleges, Housing System Revenue
                                                    Refunding Bonds, 5.90% due 11/01/2021 (c)                                  2,643
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,100     California Statewide Communities Development Authority, COP (Kaiser
                                                    Permanente), 5.30% due 12/01/2015 (g)                                      4,512
                       -------------------------------------------------------------------------------------------------------------
                         A-      A3       3,685     California Statewide Communities Development Authority, Health
                                                    Facility Revenue Bonds (Memorial Health Services), Series A, 6% due
                                                    10/01/2023                                                                 3,926
                       -------------------------------------------------------------------------------------------------------------
                         A+      A1       1,000     California Statewide Communities Development Authority Revenue
                                                    Bonds (Sutter Health), Series B, 5.50% due 8/15/2028                       1,026
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,900     Central Unified School District, California, COP, 3.50% due
                                                    1/01/2035 (a)                                                              9,168
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,600     Ceres, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Ceres Redevelopment Project Area Number 1), 5.75% due 11/01/2030 (i)      5,142
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     Chaffey, California, Union High School District, GO, Series C,
                                                    5.375% due 5/01/2023 (g)                                                   6,509
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,540     Coalinga, California, Redevelopment Agency Tax Allocation Bonds,
                                                    5.90% due 9/15/2025 (i)                                                    2,879
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,180     Contra Costa County, California, COP, Refunding (Merrithew Memorial
                                                    Hospital Project), 5.375% due 11/01/2017 (i)                              13,416
                       -------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     6 & 7

                         MuniYield California Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
California               AAA     Aaa    $ 2,000     Coronado, California, Community Development Agency, Tax Allocation
(continued)                                         Bonds (Coronado Community Development Project), 5.60% due
                                                    9/01/2030 (i)                                                            $ 2,199
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,520     El Camino, California, Community College District, GO (Election of
                                                    2002), Series A, 2.50% due 8/01/2005 (i)                                   3,613
                       -------------------------------------------------------------------------------------------------------------
                                                    El Monte, California, City School District, GO, Refunding,
                                                    Series A (g):
                         AAA     Aaa      1,000       6.25% due 5/01/2020                                                      1,191
                         AAA     Aaa      1,500       6.25% due 5/01/2025                                                      1,769
                       -------------------------------------------------------------------------------------------------------------
                                                    El Monte, California, School District, GO, Series B (c):
                         AAA     Aaa      3,025       5.375% due 5/01/2022                                                     3,293
                         AAA     Aaa      2,525       5.375% due 5/01/2027                                                     2,706
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,040     Fontana, California, Unified School District, GO, Series C, 6.25%
                                                    due 5/01/2012 (c)                                                          3,543
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,755     Fremont, California, Unified School District, Alameda County, GO,
                                                    Series A, 5.50% due 8/01/2026 (c)                                         11,675
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,295     Fresno, California, Joint Powers Financing Authority, Lease Revenue
                                                    Bonds, Series A, 5.75% due 6/01/2026 (g)                                   4,683
                       -------------------------------------------------------------------------------------------------------------
                         A-      A3       4,000     Golden State Tobacco Securitization Corporation, California, Tobacco
                                                    Settlement Revenue Bonds, Series 2003-A-1, 6.75% due 6/01/2039             3,538
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,800     Las Lomitas, California, School District, Election of 2001, GO,
                                                    5.50% due 7/01/2022 (g)                                                    4,183
                       -------------------------------------------------------------------------------------------------------------
                         NR*     NR*      7,575     Long Beach, California, Harbor Revenue Bonds, RIB, AMT, Series
                                                    786-X, 9.11% due 5/15/2024 (k)                                             8,216
                       -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Community Redevelopment Agency, Tax
                                                    Allocation Refunding Bonds (Bunker Hill), Series H (g):
                         AAA     Aaa      1,500       6.50% due 12/01/2015                                                     1,574
                         AAA     Aaa      3,500       6.50% due 12/01/2016                                                     3,672
                       -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Department of Airports, Airport Revenue
                                                    Bonds, AMT (c):
                         AAA     Aaa      1,000       (Los Angeles International Airport), Series D, 5.625% due 5/15/2012      1,070
                         AAA     Aaa      2,500       (Ontario International Airport), Series A, 6% due 5/15/2017              2,779
                       -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Refunding Bonds (i):
                         AAA     Aaa      2,490       5.50% due 2/15/2005 (j)                                                  2,700
                         AAA     Aaa      2,940       5.875% due 2/15/2005 (j)                                                 3,208
                         AAA     Aaa      2,225       6% due 2/15/2005 (j)                                                     2,433
                         AAA     Aaa      3,710       6% due 2/15/2005 (j)                                                     4,056
                         AAA     Aaa      5,300       6.125% due 2/15/2005 (j)                                                 5,806
                         AAA     Aaa        910       5.50% due 2/15/2014                                                        976
                         AAA     Aaa        775       6% due 2/15/2016                                                           837
                         AAA     Aaa      1,840       6.125% due 2/15/2018                                                     1,993
                         AAA     Aaa      1,060       5.875% due 2/15/2020                                                     1,141
                         AAA     Aaa      1,290       6% due 2/15/2030                                                         1,393
                       -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Harbor Department Revenue Bonds, AMT (i)(k):
                         NR*     Aaa      7,365       RIB, Series 349, 10.81% due 11/01/2026                                   9,379
                         AAA     Aaa      7,000       Trust Receipts, Class R, Series 7, 10.801% due 11/01/2026                8,914
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     26,000     Los Angeles, California, Wastewater System Revenue Bonds, Series B,
                                                    5.70% due 6/12/2003 (i)(j)                                                26,622
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,165     Los Angeles, California, Water and Power Revenue Refunding Bonds
                                                    (Power System), Series A-A-2, 5.375% due 7/01/2021 (i)                     3,415
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,320     Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Refunding, Property A, 1st Tier,
                                                    Series C, 5% due 7/01/2023 (a)                                             4,472
                       -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles County, California, Public Works Financing Authority,
                                                    Revenue Refunding Bonds (Flood Control District), Series A (i):
                         AAA     Aaa      1,000       2.50% due 3/01/2005                                                      1,022
                         AAA     Aaa      9,330       3% due 3/01/2006                                                         9,692
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,830     Los Gatos, California, Joint Union High School District, Election of
                                                    1998, GO, Series C, 5.375% due 6/01/2022 (g)                               6,350
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,175     Mount Pleasant, California, Elementary School District, GO,
                                                    Series B, 6.35% due 12/01/2024 (g)                                         2,602
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,245     Nevada County, California, COP, Refunding, 5.25% due 10/01/2019 (i)        4,574
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     New Haven, California, Unified School District, GO, Refunding, 5.75%
                                                    due 8/01/2020 (g)                                                          2,257
                       -------------------------------------------------------------------------------------------------------------
                                                    Newhall, California, School District, GO, Series A (g):
                         AAA     Aaa      2,135       6.25% due 5/01/2020                                                      2,542
                         AAA     Aaa      5,715       6.40% due 5/01/2025                                                      6,853
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Oakland, California, State Building Authority, Lease Revenue Bonds
                                                    (Elihu M. Harris), Series A, 5.50% due 4/01/2014 (a)                       2,259
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,245     Orange County, California, Airport Revenue Refunding Bonds, AMT,
                                                    5.625% due 7/01/2012 (i)                                                   1,378
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,360     Orange County, California, Public Financing Authority, Lease Revenue
                                                    Refunding Bonds (Juvenile Justice Center Facility), 5.375% due
                                                    6/01/2018 (a)                                                              7,070
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,920     Orange County, California, Recovery COP, Refunding, Series A, 6%
                                                    due 7/01/2026 (b)(i)                                                      19,193
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,360     Orchard, California, School District, GO, Series A, 6.50% due
                                                    8/01/2005 (c)(j)                                                           4,944
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,645     Oxnard, California, Unified High School District, GO, Refunding,
                                                    Series A, 6.20% due 8/01/2030 (i)                                         11,258
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500     Pioneers Memorial Hospital District, California, GO, Refunding,
                                                    6.50% due 10/01/2024 (a)                                                   8,211
                       -------------------------------------------------------------------------------------------------------------
                         AAAr    Aaa     10,000     Port Oakland, California, RITR, AMT, Class R, Series 5, 9.836% due
                                                    11/01/2012 (c)(k)                                                         12,187
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due
                                                    11/01/2029 (c)                                                             8,193
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     19,035     Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                                    5.375% due 11/01/2027 (c)                                                 19,755
                       -------------------------------------------------------------------------------------------------------------
                                                    Poway, California, Redevelopment Agency, Tax Allocation Refunding
                                                    Bonds (Paguay Redevelopment Project) (a):
                         AAA     Aaa      1,000       5.375% due 12/15/2018                                                    1,109
                         AAA     Aaa      1,050       5.375% due 12/15/2019                                                    1,157
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     Riverside, California, Unified School District, Election, GO,
                                                    Series A, 5.25% due 2/01/2023 (c)                                          6,425
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,250     Riverside County, California, Asset Leasing Corporation, Leasehold
                                                    Revenue Refunding Bonds, RIB, Series 148, 9.76% due 6/01/2016 (i)(k)       2,925
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,450     Sacramento, California, Municipal Utility District, Electric Revenue
                                                    Refunding Bonds, 5.30% due 11/15/2005 (g)                                  2,554
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      4,835     San Bernardino County, California, S/F Home Mortgage Revenue
                                                    Refunding Bonds, AMT, Series A-1, 6.25% due 12/01/2031 (f)                 5,104
                       -------------------------------------------------------------------------------------------------------------
                                                    San Diego County, California, COP (Salk Institute for Bio
                                                    Studies) (i):
                         AAA     Aaa      3,570       5.75% due 7/01/2022                                                      4,011
                         AAA     Aaa      5,200       5.75% due 7/01/2031                                                      5,794
                       -------------------------------------------------------------------------------------------------------------


                                     8 & 9

                         MuniYield California Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
California                                          San Francisco, California, City and County Airports Commission,
(concluded)                                         International Airport Revenue Bonds, Second Series:
                         AAA     Aaa    $ 3,500       AMT, Issue 5, 6.50% due 5/01/2019 (c)                                $  3,716
                         AAA     Aaa      3,000       AMT, Issue 6, 6.50% due 5/01/2018 (a)                                   3,185
                         AAA     Aaa      2,000       AMT, Issue 6, 6.60% due 5/01/2020 (a)                                   2,125
                         AAA     Aaa      8,500       AMT, Issue 11, 6.25% due 5/01/2005 (c)(j)                               9,376
                         AAA     Aaa      3,000       Issue 12-B, 5.625% due 5/01/2021 (c)                                    3,319
                         AAA     Aaa      8,015       Issue 26B, 5% due 5/01/2026 (c)                                         8,237
                       ------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airports Commission,
                                                    International Airport Revenue Refunding Bonds, Second Series 28B (i):
                         AAA     Aaa      3,000       AMT, 5.25% due 5/01/2023                                                3,192
                         AAA     Aaa      6,455       5.25% due 5/01/2024                                                     6,825
                       ------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airports Commission,
                                                    International Airport, Special Facilities Lease Revenue Bonds (SFO
                                                    Fuel Company LLC), AMT, Series A (g):
                         AAA     Aaa      1,000       6.10% due 1/01/2020                                                     1,132
                         AAA     Aaa      1,000       6.125% due 1/01/2027                                                    1,138
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     20,160     San Francisco, California, City and County Public Utilities
                                                    Commission, Clean Water Revenue Refunding Bonds, Series A, 3% due
                                                    10/01/2007 (i)                                                           20,948
                       ------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Redevelopment Agency,
                                                    Lease Revenue Refunding Bonds (George R. Moscone Convention
                                                    Center) (g):
                         AAA     Aaa      2,800       6.75% due 7/01/2015                                                     3,015
                         AAA     Aaa      1,200       6.80% due 7/01/2019                                                     1,293
                         AAA     Aaa      5,110       6.75% due 7/01/2024                                                     5,503
                       ------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, Community College District, GO,
                                                    Refunding, Series A (c):
                         NR*     Aaa      1,735       5.375% due 6/15/2019                                                    1,899
                         NR*     Aaa      1,730       5.375% due 6/15/2020                                                    1,883
                         NR*     Aaa      1,925       5.375% due 6/15/2021                                                    2,085
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     San Francisco, California, State Building Authority, Lease Revenue
                                                    Bonds (San Francisco Civic Center Complex), Series A, 5.25% due
                                                    12/01/2016 (a)                                                            2,203
                       ------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,650     San Jose, California, Redevelopment Agency, Tax Allocation Bonds,
                                                    RIB, AMT, Series 149, 10.01% due 8/01/2027 (i)(k)                         4,417
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     San Mateo County, California, Transit District, Sales Tax Revenue
                                                    Refunding Bonds, Series A, 8% due 6/01/2020 (i)                           5,778
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,595     Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)               2,810
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,040     Santa Clara County, California, Financing Authority, Lease Revenue
                                                    Bonds (VMC Facility Replacement Project), Series A, 7.75% due
                                                    11/15/2011 (a)                                                            8,000
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,100     Santa Clara Valley, California, Water District, Water Utility System
                                                    Revenue, Series A, 5.125% due 6/01/2031 (c)                               1,132
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Santa Rosa, California, High School District, GO, 5.375% due
                                                    8/01/2026 (g)                                                             3,204
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,800     South Gate, California, Public Financing Authority, Tax Allocation
                                                    Revenue Bonds (South Gate Redevelopment Project Number 1), 5.125%
                                                    due 9/01/2024 (d)                                                         1,878
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     South Placer, California, Wastewater Authority, Wastewater Revenue
                                                    Bonds, Series A, 5.25% due 11/01/2027 (c)                                 2,103
                       ------------------------------------------------------------------------------------------------------------
                         AAA     NR*      1,055     Stockton, California, Public Financing Revenue Refunding Bonds,
                                                    Series A, 5.875% due 9/02/2016 (g)                                        1,219
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due
                                                    11/01/2016 (g)                                                            1,728
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,790     University of California Revenue Bonds, Series O, 5.125% due
                                                    9/01/2031 (c)                                                             4,964
                       ------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,185     Walnut, California, Public Financing Authority, Tax Allocation
                                                    Revenue Bonds (Walnut Improvement Project), 5.375% due 9/01/2021 (a)      2,379
===================================================================================================================================
Puerto Rico--7.8%        AAAr    Aaa      4,750     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                                    9.813% due 7/01/2016 (i)(k)                                               6,364
                       ------------------------------------------------------------------------------------------------------------
                         NR*     Aaa     10,000     Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 9.86% due
                                                    8/01/2012 (g)(k)                                                         13,136
                       ------------------------------------------------------------------------------------------------------------
                         BBB+    Baa3    20,000     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                    Revenue Bonds, Series E, 5.75% due 8/01/2030                             21,932
===================================================================================================================================
                                                    Total Municipal Bonds (Cost--$697,026)--140.1%                          746,716
===================================================================================================================================

                                          Shares
                                           Held     Short-Term Securities
===================================================================================================================================
                                             13     CMA California Municipal Money Fund++                                        13
===================================================================================================================================
                                                    Total Short-Term Securities (Cost--$13)--0.0%                                13
===================================================================================================================================
                         Total Investments (Cost--$697,039)--140.1%                                                         746,729

                         Variation Margin on Financial Futures Contracts**--0.0%                                               (238)

                         Other Assets Less Liabilities--3.1%                                                                 16,467

                         Preferred Stock, at Redemption Value--(43.2%)                                                     (230,015)
                                                                                                                          ---------
                         Net Assets Applicable to Common Stock--100.0%                                                    $ 532,943
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c)   FGIC Insured.
(d)   XL Capital Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
*     Not Rated.
**    Financial futures contracts sold as of April 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                     Expiration
      Contracts               Issue                     Date              Value
      --------------------------------------------------------------------------
         400            U.S. Treasury Notes          June 2003           $46,050
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$46,222)                                    $46,050
                                                                         =======
      --------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.
++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA California Municipal
      Money Fund                                        13                   $15
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                                     10 & 11

                         MuniYield California Insured Fund, Inc., April 30, 2003

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                       Percent
                                                                       of Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               84.0%
AA/Aa ...................................................                1.0
A/A .....................................................                5.4
BBB/Baa .................................................                5.8
NR (Not Rated) ..........................................                1.1
Other+ ..................................................                2.7
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF NET ASSETS

                         As of April 30, 2003
===============================================================================================================================
Assets:                  Investments, at value (identified cost--$697,038,761) ...............                    $ 746,728,530
                         Cash ................................................................                          169,413
                         Receivables:
                           Interest ..........................................................   $  14,518,274
                           Securities sold ...................................................       2,454,429       16,972,703
                                                                                                 -------------
                         Prepaid expenses and other assets ...................................                           67,352
                                                                                                                  -------------
                         Total assets ........................................................                      763,937,998
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Payables:
                           Investment adviser ................................................         321,441
                           Dividends to shareholders .........................................         288,984
                           Variation margin ..................................................         237,500
                           Securities purchased ..............................................         100,266
                           Other affiliates ..................................................           5,821          954,012
                                                                                                 -------------
                         Accrued expenses ....................................................                           25,651
                                                                                                                  -------------
                         Total liabilities ...................................................                          979,663
                                                                                                                  -------------
===============================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.10 per share
                         (1,800 Series A shares, 1,800 Series B shares, 1,600 Series C shares, 2,000 Series D shares and 2,000 Series E shares of
                         AMPS* issued and outstanding at $25,000 per share liquidation
                         preference) .........................................................                      230,015,344
                                                                                                                  -------------
===============================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock ...............................                    $ 532,942,991
To Common Stock:                                                                                                  =============
===============================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (34,361,200 shares
Assets Applicable        issued and outstanding) .............................................                    $   3,436,120
To Common Stock:         Paid-in capital in excess of par ....................................                      494,852,782
                         Undistributed investment income--net ................................   $   6,121,936
                         Accumulated realized capital losses on investments--net .............     (21,329,491)
                         Unrealized appreciation on investments--net .........................      49,861,644
                                                                                                 -------------
                         Total accumulated earnings--net .....................................                       34,654,089
                                                                                                                  -------------
                         Total--Equivalent to $15.51 net asset value per share of Common
                         Stock (market price--$14.03) ........................................                    $ 532,942,991
                                                                                                                  =============
===============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                         MuniYield California Insured Fund, Inc., April 30, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2003
===============================================================================================================================
Investment               Interest ............................................................                    $  18,850,812
Income:                  Dividends ...........................................................                           14,722
                                                                                                                  -------------
                         Total income ........................................................                       18,865,534
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ............................................   $   1,875,486
                         Commission fees .....................................................         290,987
                         Accounting services .................................................         113,357
                         Transfer agent fees .................................................          41,273
                         Professional fees ...................................................          33,648
                         Custodian fees ......................................................          20,018
                         Directors' fees and expenses ........................................          16,641
                         Printing and shareholder reports ....................................          16,249
                         Listing fees ........................................................          15,306
                         Pricing fees ........................................................          13,334
                         Other ...............................................................          17,656
                                                                                                 -------------
                         Total expenses before reimbursement .................................       2,453,955
                         Reimbursement of expenses ...........................................          (7,585)
                                                                                                 -------------
                         Total expenses after reimbursement ..................................                        2,446,370
                                                                                                                  -------------
                         Investment income--net ..............................................                       16,419,164
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized    Realized loss on investments--net ...................................                         (291,880)
Gain (Loss) on           Change in unrealized appreciation/depreciation on investments--net ..                        8,157,210
Investments--Net:                                                                                                 -------------
                         Total realized and unrealized gain on investments--net ..............                        7,865,330
                                                                                                                  -------------
===============================================================================================================================
Dividends to Preferred   Investment income--net ..............................................                       (1,085,452)
Stock Shareholders:                                                                                               -------------
                         Net Increase in Net Assets Resulting from Operations ................                    $  23,199,042
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six         For the
                                                                                                 Months Ended      Year Ended
                                                                                                   April 30,       October 31,
                         Increase (Decrease) in Net Assets:                                          2003             2002
==============================================================================================================================
Operations:              Investment income--net .............................................   $  16,419,164    $  29,318,898
                         Realized gain (loss) on investments--net ...........................        (291,880)       1,662,413
                         Change in unrealized appreciation/depreciation on investments--net .       8,157,210       (2,673,126)
                         Dividends and distributions to Preferred Stock shareholders ........      (1,085,452)      (2,578,760)
                                                                                                -------------    -------------
                         Net increase in net assets resulting from operations ...............      23,199,042       25,729,425
                                                                                                -------------    -------------
==============================================================================================================================
Dividends &              Investment income--net .............................................     (14,740,955)     (23,314,427)
Distributions to         Realized gain on investments--net ..................................              --         (112,798)
Common Stock                                                                                    -------------    -------------
Shareholders:            Net decrease in net assets resulting from dividends and
                         distributions to Common Stock shareholders .........................     (14,740,955)     (23,427,225)
                                                                                                -------------    -------------
==============================================================================================================================
Common Stock             Proceeds from issuance of Common Stock resulting from reorganization              --      238,629,327
Transactions:                                                                                   -------------    -------------
==============================================================================================================================
Net Assets               Total increase in net assets applicable to Common Stock ............       8,458,087      240,931,527
Applicable to            Beginning of period ................................................     524,484,904      283,553,377
Common Stock:                                                                                   -------------    -------------
                         End of period* .....................................................   $ 532,942,991    $ 524,484,904
                                                                                                =============    =============
==============================================================================================================================
                        *Undistributed investment income--net ...............................   $   6,121,936    $   5,529,179
                                                                                                =============    =============
==============================================================================================================================

      See Notes to Financial Statements.


                                     14 & 15

                         MuniYield California Insured Fund, Inc., April 30, 2003

FINANCIAL HIGHLIGHTS

                        The following per share data and ratios have
                        been derived from information provided in the      For the Six
                        financial statements.                             Months Ended         For the Year Ended October 31,
                                                                            April 30,   ------------------------------------------
                        Increase (Decrease) in Net Asset Value:                2003        2002      2001       2000        1999
==================================================================================================================================
Per Share               Net asset value, beginning of period ............   $  15.26    $  15.44   $  14.24   $  13.14    $  16.25
Operating                                                                   --------    --------   --------   --------    --------
Performance:+           Investment income--net ..........................        .48@@@      .95       1.00       1.02        1.03
                        Realized and unrealized gain (loss) on
                        investments--net ................................        .23        (.22)      1.21       1.14       (2.37)
                        Dividends and distributions to Preferred Stock
                        shareholders:
                         Investment income--net .........................       (.03)       (.09)      (.20)      (.25)       (.15)
                         Realized gain on investments--net ..............         --          --@        --         --        (.06)
                         In excess of realized gain on investments--net .         --          --         --@        --        (.05)
                                                                            --------    --------   --------   --------    --------
                        Total from investment operations ................        .68         .64       2.01       1.91       (1.60)
                                                                            --------    --------   --------   --------    --------
                        Less dividends and distributions to Common Stock
                        shareholders:
                         Investment income--net .........................       (.43)       (.81)      (.81)      (.81)       (.87)
                         Realized gain on investments--net ..............         --        (.01)        --         --        (.33)
                         In excess of realized gain on investments--net .         --          --         --@        --        (.31)
                                                                            --------    --------   --------   --------    --------
                        Total dividends and distributions to Common Stock
                        shareholders ....................................       (.43)       (.82)      (.81)      (.81)      (1.51)
                                                                            --------    --------   --------   --------    --------
                        Net asset value, end of period ..................   $  15.51    $  15.26   $  15.44   $  14.24    $  13.14
                                                                            ========    ========   ========   ========    ========
                        Market price per share, end of period ...........   $  14.03    $  13.68   $  14.46   $ 13.625    $12.6875
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Total Investment        Based on market price per share .................       5.78%@@      .20%     12.33%     14.23%     (12.83%)
Return:**                                                                   ========    ========   ========   ========    ========
                        Based on net asset value per share ..............       4.83%@@     4.68%     14.76%     15.28%     (10.76%)
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and
Average Net Assets      excluding reorganization expenses*** ............        .94%*       .96%      1.06%      1.04%       1.02%
Of Common Stock:                                                            ========    ========   ========   ========    ========
                        Total expenses, excluding reorganization
                        expenses*** .....................................        .94%*       .96%      1.06%      1.04%       1.02%
                                                                            ========    ========   ========   ========    ========
                        Total expenses*** ...............................        .94%*      1.00%      1.06%      1.04%       1.02%
                                                                            ========    ========   ========   ========    ========
                        Total investment income--net*** .................       6.30%*      6.38%      6.74%      7.43%       6.86%
                                                                            ========    ========   ========   ========    ========
                        Amount of dividends to Preferred Stock
                        shareholders ....................................        .42%*       .56%      1.36%      1.81%        .98%
                                                                            ========    ========   ========   ========    ========
                        Investment income--net, to Common Stock
                        shareholders ....................................       5.88%*      5.82%      5.38%      5.62%       5.88%
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and
Average Net Assets      excluding reorganization expenses ...............        .65%*       .67%       .72%       .68%        .69%
Of Common and                                                               ========    ========   ========   ========    ========
Preferred Stock:***     Total expenses, excluding reorganization expenses        .65%*       .67%       .72%       .68%        .69%
                                                                            ========    ========   ========   ========    ========
                        Total expenses ..................................        .65%*       .70%       .72%       .68%        .69%
                                                                            ========    ========   ========   ========    ========

                        Total investment income--net ....................       4.38%*      4.42%      4.57%      4.88%       4.65%
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Ratios Based on         Dividends to Preferred Stock shareholders .......        .95%*      1.25%      2.86%      3.46%       2.08%
Average Net Assets                                                          ========    ========   ========   ========    ========
Of Preferred Stock:
==================================================================================================================================
Supplemental            Net assets applicable to Common Stock, end of
Data:                   period (in thousands) ...........................   $532,943    $524,485   $283,553   $261,474    $240,973
                                                                            ========    ========   ========   ========    ========
                        Preferred Stock outstanding, end of period
                        (in thousands) ..................................   $230,000    $230,000   $130,000   $130,000    $130,000
                                                                            ========    ========   ========   ========    ========
                        Portfolio turnover ..............................      21.08%      77.13%     59.36%     78.52%      86.51%
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Leverage:               Asset coverage per $1,000 .......................   $  3,317    $  3,280   $  3,181   $  3,011    $  2,854
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================
Dividends Per Share     Series A--Investment income--net ................   $    104    $    359   $    758   $    879    $    493
On Preferred Stock                                                          ========    ========   ========   ========    ========
Outstanding:++          Series B--Investment income--net ................   $    117    $    324   $    700   $    838    $    555
                                                                            ========    ========   ========   ========    ========
                        Series C--Investment income--net ................   $    117    $    320   $    683   $    884    $    503
                                                                            ========    ========   ========   ========    ========
                        Series D--Investment income--net ................   $    143    $    203         --         --          --
                                                                            ========    ========   ========   ========    ========
                        Series E--Investment income--net ................   $    108    $    201         --         --          --
                                                                            ========    ========   ========   ========    ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B), January 27, 1997 (Series C) and February 4, 2002 (Series D and E).
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    16 & 17

                         MuniYield California Insured Fund, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $7,585.

For the six months ended April 30, 2003, the Fund reimbursed FAM $8,344 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $183,106,188 and $148,542,338, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 3,631,753         $49,689,769
Financial futures contracts .............         (3,923,633)            171,875
                                                 -----------         -----------
Total ...................................        $  (291,880)        $49,861,644
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $49,679,666, of which $50,077,349 related to appreciated securities and $397,683 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $697,048,864.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2003 remained constant and for the year ended


                                    18 & 19

                         MuniYield California Insured Fund, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

October 31, 2002 increased by 16,002,080 as a result of issuance of Common Stock from reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, .95%; Series B, .95%; Series C, 1.00%; Series D, 1.13%; and Series E, .80%.

Shares issued and outstanding during the six months ended April 30, 2003, remained constant and during the year ended October 31, 2002, increased by 4,000 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $78,650 as commissions.

5. Capital Loss Carryforward:

On October 31, 2002, the Fund had a net capital loss carryforward of $7,781,444, of which $2,049,122 expires in 2007, $5,722,654 expires in 2008 and $9,668 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.073000 per share on May 29, 2003 to shareholders of record on May 16, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                     20 & 21

                         MuniYield California Insured Fund, Inc., April 30, 2003

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe Trust Company, I.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of MuniYield California Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16388--4/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            MuniYield California Insured Fund, Inc.


            By: /s/ Terry K. Glenn
                ------------------------------
                Terry K. Glenn,
                President of
                MuniYield California Insured Fund, Inc.

            Date: June 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                ------------------------------
                Terry K. Glenn,
                President of
                MuniYield California Insured Fund, Inc.

            Date: June 23, 2003


            By: /s/ Donald C. Burke
                ------------------------------
                Donald C. Burke,
                Chief Financial Officer of
                MuniYield California Insured Fund, Inc.

            Date: June 23, 2003

            Attached hereto as an exhibit are the certifications pursuant to
            Section 906 of the Sarbanes-Oxley Act.